UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Kinder Morgan, Inc. (“KMI”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2024. At the Annual Meeting, a total of 1,908,493,468 shares of KMI’s common stock entitled to vote were present or represented by proxy, constituting a quorum for the transaction of business.

At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of thirteen nominated directors to the Board; (2) ratification of the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2024; (3) an advisory vote on executive compensation; (4) an advisory vote on the frequency of holding an advisory vote on executive compensation; and (5) a stockholder proposal relating to establishing a greenhouse gas emission reduction target.

Proposal One – Election of Directors

KMI stockholders elected thirteen directors, each to serve until KMI’s 2025 annual meeting or, if earlier, the election and qualification of his or her successor.

Nominee	For	Against	Abstain	Broker Non-Votes
Richard D. Kinder	1,539,001,434	65,236,037	2,591,012	301,664,984
Kimberly A. Dang	1,563,202,475	40,012,087	3,613,033	301,664,984
Amy W. Chronis	1,596,600,538	7,277,290	2,950,654	301,664,984
Ted A. Gardner	1,349,795,560	254,073,736	2,959,186	301,664,984
Anthony W. Hall, Jr.	1,534,376,794	69,385,770	3,065,032	301,664,984
Steven J. Kean	1,553,623,009	50,257,775	2,947,699	301,664,984
Deborah A. Macdonald	1,444,261,785	159,676,240	2,890,458	301,664,984
Michael C. Morgan	1,534,651,626	69,333,533	2,842,420	301,664,984
Arthur C. Reichstetter	1,570,042,274	33,753,382	3,032,826	301,664,984
C. Park Shaper	1,525,546,727	78,216,098	3,065,658	301,664,984
William A. Smith	1,572,633,090	31,119,178	3,075,327	301,664,984
Joel V. Staff	1,549,699,797	54,078,907	3,049,779	301,664,984
Robert F. Vagt	1,400,441,912	203,303,989	3,082,581	301,664,984

Proposal Two – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2024.

For	Against	Abstain	Broker Non-Votes
1,826,997,941	77,680,611	3,814,902	—

Proposal Three – Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, the compensation of KMI’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,530,862,957	69,208,261	6,757,265	301,664,984

Proposal Four – Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, a frequency of one year for future advisory votes regarding the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,572,351,478	4,297,603	24,526,364	5,653,038	301,664,984

Proposal Five – Stockholder Proposal Relating to Establishing a Greenhouse Gas Emission Reduction Target

KMI stockholders did not approve the stockholder proposal relating to establishing a greenhouse gas emission reduction target.

For	Against	Abstain	Broker Non-Votes
499,653,471	1,094,542,152	12,632,860	301,664,984

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 8, 2024	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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